PIONEER FUND
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       CLASS A, CLASS B AND CLASS C SHARES


                                 APRIL 30, 1998

                            (AS REVISED MAY 8, 1998)


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus, dated April 30, 1998, of Pioneer Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to this Statement of Additional Information and is hereby incorporated in this Statement of Additional Information by reference.

                                TABLE OF CONTENTS
                                                                            Page


         1.  Investment Policies and Restrictions.............................2
         2.  Management of the Fund.......................................... 8
         3.  Investment Adviser..............................................12
         4.  Shareholder Servicing/Transfer Agent............................14
         5.  Custodian.......................................................15
         6.  Principal Underwriter...........................................15
         7.  Underwriting Agreement and Distribution Plans...................15
         8.  Independent Public Accountants..................................18
         9.  Portfolio Transactions..........................................18
         10. Tax Status......................................................19
         11. Description of Shares...........................................24
         12. Certain Liabilities.............................................24
         13. Determination of Net Asset Value................................25
         14. Systematic Withdrawal Plan......................................25
         15. Letter of Intent................................................26
         16. Investment Results..............................................27
         17. Financial Statements............................................28
         Appendix A - Description of Short-Term Debt and
         Corporate Bond Ratings..............................................30
         Appendix B - -Performance Statistics................................34
         Appendix C - -Other Pioneer Information.............................47



          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
            INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
                                   PROSPECTUS.


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1. INVESTMENT POLICIES AND RESTRICTIONS

         The Prospectus identifies the investment objectives and the principal investment policies of the Fund. Additional investment policies and a further description of some of the policies described in the Prospectus appear below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

         The following policies and restrictions supplement those discussed in the Prospectus. Whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment objectives and policies.

LENDING OF PORTFOLIO SECURITIES

         In order to realize additional income, the Fund may lend its portfolio securities, principally to broker-dealers, under agreements which would require that the loans be secured continuously by cash equivalents or U.S. Treasury bills equal at all times to at least the market value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the loan collateral. The loan collateral would be invested only in U.S. Treasury notes, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. If the management of the Fund decides to make securities loans, it is intended that the value of the securities loaned by the Fund would not exceed 30% of the value of the Fund's total assets. In the Fund's last fiscal year, the Fund did not lend portfolio securities and, while it reserves the right to lend portfolio securities having a value exceeding 5% of its net assets, the Fund has no present intention of lending portfolio securities with such a value during the coming year.

COVERED CALL OPTIONS

         The Fund may write (sell) covered call options on certain portfolio securities, but options may not be written on more than 25% of the aggregate market value of any single portfolio security (determined each time a call is sold as of the date of such sale). As a writer of a call option, the Fund receives a premium less commission and, in exchange, foregoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the option of purchasing the security from the Fund's portfolio at the option price during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The security covering the call is maintained in a segregated account of the


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


Fund's custodian. The Fund does not consider a security covered by a call option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The Fund will purchase a call option only when entering into a "closing purchase transaction," i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a "covered" call already written by the Fund. There is no assurance that the Fund will be able to effect such closing purchase transactions at a favorable price; if the Fund cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. The Fund's portfolio turnover may increase through the exercise of options if the market price of the underlying securities appreciates and the Fund has not entered into a closing purchase transaction. The commission on the purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.

WARRANTS

         The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant expires worthless if it is not exercised on or prior to its expiration date. Although the Fund does not have a formal percentage limitation on such investments, it is not expected that PMC will invest more than 5% of the Fund's net assets in such securities.

FOREIGN SECURITIES

         The Fund may invest a portion of its assets in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investment in U.S. government securities and securities of U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. In addition, foreign securities markets have substantially less volume than U.S. markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the U.S. Dividends or interest, or in some cases capital gains, from foreign investments may be subject to withholding or other foreign taxes which will decrease the net return on such investments as compared with the return on the Fund's U.S. investments. Finally, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could adversely affect assets of the Fund held in foreign countries.

         The value of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. For example, the value of a foreign security held by the Fund as measured in U.S. dollars will decrease if the foreign currency in which the security is denominated declines in value against the U.S. dollar. In such event, this will cause an overall decline in the Fund's net asset value and may also reduce net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders of the Fund. In connection with its


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


investments in foreign securities and in order to protect against uncertainty in future exchange rates, the Fund may engage in foreign currency exchange transactions.

DEBT SECURITIES

         No more than 5% of the Fund's net assets may be invested in debt securities, including convertible securities, rated below "BBB" by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent. If the rating of a debt security is reduced below investment grade ("BBB" or higher), management will consider whatever action is appropriate, consistent with the Fund's investment objectives and policies.

         Bonds rated below "BBB" or comparable unrated securities are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds (i.e., bonds rated "BBB" or better by Standard & Poor's or, if unrated by such rating organization, determined to be of comparable quality by the Fund's investment adviser).

         The amount of junk bond securities outstanding has proliferated in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Certain proposed and recently enacted federal laws including the required divestiture by federally insured savings and loan associations of their investments in junk bonds and proposals designed to limit the use, or tax and other advantages, of junk bond securities could adversely affect the Fund's net asset value and investment practices. Such proposals could also adversely affect the secondary market for junk bond securities, the financial condition of issuers of these securities and the value of outstanding junk bond securities. The form of such proposed legislation and the possibility of such legislation being passed are uncertain.

         Since investors generally perceive that there are greater risks associated with the medium to lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to


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


occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Medium to lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. The Fund's investment adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

         The prices of all debt securities generally fluctuate in response to the general level of interest rates. Another factor which causes fluctuations in the prices of debt securities is the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect any cash income from such securities but will be reflected in the Fund's net asset value.

RESTRICTED AND ILLIQUID SECURITIES

     Restricted securities are securities which cannot be resold or distributed to the public without an effective registration under the Securities Act of 1933, as amended (the "1933 Act"). Illiquid securities are securities which at the time of investment are not readily marketable. For the purposes of this Statement of Additional Information, restricted securities exclude any restricted securities that have been determined by the Trustees (or their designee) to be readily marketable such as restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A of the 1933 Act or foreign securities which are offered or sold outside the U.S. The Fund's practice of investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

     The Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to PMC, pursuant to guidelines reviewed by the Trustees. PMC takes into account a number of factors in reaching liquidity decisions. These factors may include but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes in the securities; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). PMC will monitor the liquidity of securities in the Fund's portfolio and report periodically to the Trustees.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements not exceeding seven days in duration. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. Repurchase agreements entered into by the Fund will be fully collateralized with U.S. Treasury and/or U.S. government agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price or if the Fund is prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency proceeding with respect to the other party to the repurchase agreement.

INVESTMENT RESTRICTIONS

         It is a policy of the Fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund's policy does not apply to investments in U.S. government securities. The 1940 Act provides that the policy of the Fund with respect to concentration is a fundamental policy. In addition, the Fund has agreed not to change the foregoing policy without the affirmative vote of a majority of the Fund's outstanding shares of beneficial interest.

         FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. The Fund may not:

         (1) Issue senior securities, except as permitted by the Fund's borrowing, lending and commodity restrictions, and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, fully covered reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and this Statement of Additional Information and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the Fund's fundamental investment restriction regarding pledging, are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements and dollar rolls) exceed 10% of the Fund's total assets.

         (3) Guarantee the securities of any other company, or mortgage, pledge, hypothecate or assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.


         (4) Purchase securities of a company if the purchase would result in the Fund's having more than 5% of the value of its total assets invested in securities of such company.

         (5) Purchase securities of a company if the purchase would result in the Fund's owning more than 10% of the outstanding voting securities of such company.


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


         (6) Act as an underwriter, except as it may deemed to be an underwriter in a sale of restricted securities held in its portfolio.

         (7) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the Prospectus and this Statement of Additional Information.


         (8) Invest in real estate, commodities or commodity contracts, except that the Fund may invest in financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.

         (9) Purchase securities on margin or effect short sales of securities.


         (10) Purchase securities for the purpose of controlling management of other companies.

         (11) Acquire the securities of any other domestic or foreign investment company or investment fund (except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company); provided, however, that nothing herein contained shall prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust shall not be permitted to invest in real estate or interests in real estate other than mortgages or other security interests.

         The Fund does not intend to enter into any reverse repurchase agreement or dollar roll, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (1), (2), (7) and (8) above, during the coming year.


     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restriction has been designated as non-fundamental and may be changed by a vote of the Fund's Board of Trustees without approval of shareholders. The Fund may not:

         (1) purchase (a) securities which at the time of investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws (excluding restricted securities that have been determined by the Trustees of the Fund ((or the person designated by them to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets would be invested in securities described in (a), (b), and
(c) above.

         In addition, in connection with the offering of its shares in various foreign countries, the Fund has agreed to abide by certain additional restrictions which may not be changed without the approval of the regulatory agencies in such foreign countries (but which may be changed without notice to or approval of the Fund's shareholders). These restrictions are that the Fund will not: (1) purchase the securities of any issuer if such purchase would result in the Fund owning more than 10% of any class of securities of such issuer; (2) write uncovered calls or puts or any combination thereof, purchase calls, puts, straddles, spreads or any combination thereof in an amount exceeding 5% of total assets, or invest in oil, gas or other mineral leases or exploration or development programs; (3) borrow in excess of 10% of gross assets taken at cost; and (4) pledge, mortgage, hypothecate or otherwise encumber any assets of the Fund.


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

2. MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE, DOB:
JUNE 1926
       President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"), Pioneer Real Estate Advisors, Inc., Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment Fund Joint Stock Company, S.A. and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Partner, Hale and Dorr LLP (counsel to PGI and the Fund).

MARY K. BUSH, TRUSTEE, DOB: APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC 20016
         President, Bush & Co., an international financial advisory firm; Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc. (not-for-profit educational organization), Small Enterprise Assistance Fund and Wilberforce University; Advisory Board member, Washington Mutual Investors Fund, a registered investment company; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D., TRUSTEE, DOB: DECEMBER 1926
BOSTON UNIVERSITY HEALTH POLICY INSTITUTE, 53 BAY STATE ROAD, BOSTON, MA 02115
     Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute and Boston University Program for Health Care Entrepreneurship; Director, CORE (management of workers' compensation and disability costs - NASDAQ); Director, WellSpace (provider of complementary health care); Trustee, Boston Medical Center; Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, TRUSTEE, DOB: MAY 1947
THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME 04650
       Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management, from 1989 to 1993; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE, DOB: JULY 1917
6363 WATERWAY DRIVE, FALLS CHURCH, VA 22044
     Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; Economic Consultant; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE, DOB: MAY 1948
ONE BOSTON PLACE, SUITE 2635, BOSTON, MA 02108

       President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB: FEBRUARY 1944
       Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIntl, First Russia, Omega, Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE, DOB: SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY 10004

       Of Counsel to Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE, DOB: JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC 29401

     President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, TREASURER, DOB: APRIL 1937
       Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946
       Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner of Hale and Dorr LLP.

ERIC W. RECKARD, ASSISTANT TREASURER, DOB: JUNE 1956
       Manager of Business Planning and Internal Audit of PMC since September 1998; Manager of Fund Accounting of PMC since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB: MARCH 1964
       General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and junior partner of Hale and Dorr LLP prior to 1995.

JOHN A. CAREY, VICE PRESIDENT, DOB: MAY 1949
       Vice President of PMC, Pioneer Equity-Income Fund, and the Equity-Income Portfolio of Pioneer Variable Contracts Trust.

       The Fund's Agreement and Declaration of Trust, dated April 26, 1996 (the "Declaration"), provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                              Investment           Principal
FUND NAME                                       ADVISER           UNDERWRITER
Pioneer World Equity Fund                         PMC                 PFD
Pioneer International Growth Fund                 PMC                 PFD
Pioneer Europe Fund                               PMC                 PFD
Pioneer Emerging Markets Fund                     PMC                 PFD
Pioneer India Fund                                PMC                 PFD
Pioneer Capital Growth Fund                       PMC                 PFD
Pioneer Mid-Cap Fund                              PMC                 PFD
Pioneer Growth Shares                             PMC                 PFD
Pioneer Micro-Cap Fund                            PMC                 PFD
Pioneer Small Company Fund                        PMC                 PFD
Pioneer Independence Fund                         PMC               Note 1
Pioneer Gold Shares                               PMC                 PFD
Pioneer Equity-Income Fund                        PMC                 PFD
Pioneer Fund                                      PMC                 PFD
Pioneer II                                        PMC                 PFD
Pioneer Real Estate Shares                        PMC                 PFD
Pioneer Balanced Fund                             PMC                 PFD
Pioneer Short-Term Income Trust                   PMC                 PFD
Pioneer America Income Trust                      PMC                 PFD
Pioneer Bond Fund                                 PMC                 PFD
Pioneer Intermediate Tax-Free Fund                PMC                 PFD
Pioneer Tax-Free Income Fund                      PMC                 PFD
Pioneer Cash Reserves Fund                        PMC                 PFD
Pioneer Interest Shares                           PMC               Note 2
Pioneer Variable Contracts Trust                  PMC               Note 3

Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.

Note 3 This is a series of ten separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

         To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 14% of such shares. As of the date of this Statement of Additional Information, the Trustees and officers of the Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Fund. As of March 31, 1998, no shareholder owned more than 5% of the outstanding Class A Shares of the Fund; Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers, Mutual Fund Administration, 4800 Deer Lake Drive East, Third Floor, Jacksonville, Florida 32246-6484 owned approximately 134,753 (5.35%) of the Class B shares of the Fund and 83,411 (20.95%) of the Class C shares of the Fund; and Dain Rauscher Inc. for the Benefit of John M. O'Quinn, David Griffis and Kendall Montgomery Trustees, Drexel Steward Revocable Trust, 909 Fannin, Suite 3000, Houston, TX 7701--1011 owned approximately 24,283 (6.25%) of the outstanding Class C shares of the Fund.

COMPENSATION OF OFFICERS AND TRUSTEES

         The Fund pays no salaries or compensation to any of its officers. The Fund will pay an annual trustee's fee to each Trustee who is not affiliated with PMC, PGI, PFD or PSC consisting of two components: (a) a base fee of $500 and
(b) a variable fee, calculated on the basis of the average net assets of the Fund. In addition, the Fund will pay a per meeting fee of $100 to each Trustee who is not affiliated with PMC, PGI, PFD or PSC and pays an annual trustee's fee of $500 plus expenses to each Trustee affiliated with PMC, PGI, PFD or PSC. The Fund will also will pay an annual committee participation fee to Trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees will be allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustee's fee, except the Committee Chair who will receive an annual trustee's fee equal to 20% of the aggregate annual trustee's fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Boards of Trustees for the Pioneer mutual funds, will receive an annual fee equal to 5% of the annual trustee's fee, except the Committee Chair who will receive an annual trustee's fee equal to 10% of the annual trustee's fee. Each Trustee who is not affiliated with PMC, PGI, PFD or PSC also will receive $375 per meeting for attendance at meetings of the Non-Interested Trustees Committee, except for the Committee Chair who will receive an additional $375 per meeting. Any such fees paid to interested Trustees are reimbursed to the Fund under its management contract.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund for the year ended December 31, 1997:



                                               PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
                                               BENEFITS ACCRUED AS      THE FUND AND OTHER
                          AGGREGATE            PART OF FUND EXPENSES    PIONEER MUTUAL FUNDS
                          COMPENSATION FROM
NAME OF TRUSTEE           THE FUND
John F. Cogan, Jr.          $   500                     $0                 $ 12,000
Mary K. Bush                  2,967                      0                   30,000
Richard H. Egdahl, M.D.       5,945                      0                   62,000
Margaret B.W. Graham          5,945                      0                   60,000
John W. Kendrick              5,514                      0                   55,800
Marguerite A. Piret           8,718                      0                   80,000
David D. Tripple                500                      0                   12,000
Stephen K. West               6,307                      0                   63,800
John Winthrop                 6,999                      0                   69,000
                            -------                      -                 --------
Totals                      $43,395                     $0                 $444,600


3. INVESTMENT ADVISER

         The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts 02109, to act as its investment adviser. PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund, subject to the right of the Fund's Trustees to disapprove any such purchase or sale. The term of the management contract is one year and is renewable annually by vote of a majority of the Board of Trustees of the Fund (including a majority of the Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or vote of a majority of the Fund's outstanding securities and the giving of 60 days' written notice. Pursuant to the management contract, PMC will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of PMC. PMC, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

         As compensation for its management services and expenses incurred, and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a basic fee of 0.60% of the Fund's average daily net assets (the "Basic Fee"). An appropriate percentage (based upon the number of days in the current month) of this annual Basic Fee is applied to the Fund's average net assets for the current month, giving a dollar amount which is the monthly fee.

PERFORMANCE FEE ADJUSTMENT

         The Basic Fee is subject to an upward or downward adjustment depending on whether and to what extent the investment performance of the Class A shares of the Fund for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Lipper Growth and Income Funds Index (the "Index") for this purpose. The Index represents the arithmetic mean performance (i.e., equally weighted) of the 30 largest funds with a growth and income objective.

         The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01%. The maximum annualized adjustment rate is +/-0.10%. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then applied to the average net assets for the entire performance period, giving a dollar amount that is added to (or subtracted from) the Basic Fee.

         The Fund's performance is calculated based on the net asset value of the Fund's Class A shares. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested at the net asset value as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the mutual funds comprising the Index.

APPLICATION OF PERFORMANCE ADJUSTMENT

         The application of the performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of the Class A shares of the Fund and the level of the Index were $10 and 100, respectively, on the first day of the performance period.

                  Investment Performance*           Cumulative Change
              First Day       End of Period     Absolute        Percentage
                                                                Points
Fund            $ 10             $ 13             +$ 3           + 30%
Index            100              123             + 23           + 23%

*Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested at net asset value as of the payment date and any dividends paid by the mutual funds comprising the Index are treated as if reinvested on the ex-dividend date.

         The difference in relative performance for the performance period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the performance period would be calculated as follows: an appropriate percentage (based upon the number of days in the month) of the Basic Fee of 0.60% would be multiplied by the Fund's average daily net assets for the month resulting in a dollar amount. The +7 percentage point difference is multiplied by the performance adjustment rate of 0.01% producing a rate of 0.07%. An appropriate percentage of this rate (based upon the number of days in the month) is then multiplied by the average daily net assets of the Fund over the performance period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. The management fee is the Basic Fee adjusted by the dollar amount of the performance adjustment calculated for the performance period. If the investment performance of the Index during the performance period exceeded the performance record of the Fund, the dollar amount of performance adjustment would be deducted from the Basic Fee.

         Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

         From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.

         The Fund's current management contract with PMC became effective May 1, 1996. Under the terms of the contract, beginning on May 1, 1996 the Fund paid management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. If including the initial rolling performance period (that is, the period prior to the effectiveness of the management contract) has the effect of increasing the Basic Fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month. Otherwise, the performance adjustment will be made as described above.

         The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is normally paid monthly.

         Prior to May 1, 1996, as compensation for its management services and expenses incurred, PMC received 0.50% per annum of the Fund's average daily net assets up to $250,000,000, 0.48% of such assets between $250,000,000 and $300,000,000, and 0.45% of such assets in excess of $300,000,000. The fee was computed daily and paid monthly.

         During its fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid or owed management fees to PMC of approximately $21,236,502, $13,798,000 and $10,330,000, respectively.

4. SHAREHOLDER SERVICING/TRANSFER AGENT

         The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as its shareholder servicing and transfer agent. This contract may be terminated without penalty by either party upon 90 days' written notice.

         Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of Fund shares; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to shareholder inquiries.

         PSC receives an annual fee of $22.75 per Class A, Class B and Class C shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its out-of-pocket expenditures. The annual fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.

5. CUSTODIAN

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian (the "Custodian") of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may invest in securities, including repurchase agreements, issued by the Custodian and deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

6. PRINCIPAL UNDERWRITER

         PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the Fund in connection with the continuous offering of its shares. During the fiscal years ended November 30, 1997, 1996 and 1995, net underwriting commissions retained by PFD were $1,566,827, $1,176,156 and $923,858, respectively. Commissions reallowed to dealers during such periods were $10,273,818, $7,758,483 and $6,147,056, respectively.

         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a reorganization, statutory merger or other acquisition of portfolio securities.

7. UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS


         The Fund entered into an underwriting agreement, dated May 1, 1996, with PFD. The underwriting agreement will continue from year to year if annually approved by the Trustees. The underwriting agreement provides that PFD will bear the expenses for the distribution of the Fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the Fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal, state and foreign securities law. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act. Under the underwriting agreement, PFD will use its best efforts in rendering services to the Fund.

         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan") (together, the "Plans").

CLASS A PLAN

         Pursuant to the Class A Plan the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of the Class A shares of the Fund. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of the Fund's average annual net assets attributable to Class A shares.

CLASS B PLAN

         The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSCs attributable to Class B shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

CLASS C PLAN

         The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the current value of the amount invested and additional compensation at a rate of up to 0.75% of the average net asset value with respect to such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

GENERAL

         In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

     The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or had any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the

1940 Act) of the respective class of the Fund. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

         During the fiscal year ended December 31, 1997, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan and Class C Plan, respectively, as follows: $6,845,927, $268,672 and $44,536. Distribution fees were paid by the Fund to PFD in reimbursement of or as compensation for expenses related to servicing shareholder accounts and to compensate dealers and sales personnel.

         Redemptions of each class of shares may be subject to a CDSC. A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4% based on the lower of the cost or market value of the shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. See "How to Buy Fund Shares" in the Prospectus. During the fiscal year ended December 31, 1997, CDSCs in the amount of $21,916 were paid to PFD.

8. INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02210, is the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9. PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the management contract. In selecting brokers or dealers, PMC considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution service rendered on a continuing basis; and the reasonableness of any dealer spreads.

         PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by PMC. In addition, consistent with Section 28(e) of the Securities Act of 1934, as amended, the Fund may pay commissions to such broker-dealers in an amount greater than the amount another firm might charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock price quotation services; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

         The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund and other investment companies or accounts managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid or accrued aggregate brokerage commissions of $1,265,137, $1,543,744 and $1,983,083, respectively. Differences in brokerage commissions reflected above resulted from decreased portfolio turnover throughout the respective periods. See "Financial Highlights" in the Prospectus.

         In addition to the Fund, PMC acts as investment adviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. As such, securities may frequently meet the investment objectives of the Fund, such other mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one mutual fund or account rather than the other is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

         It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another Pioneer mutual fund or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

         The Trustees periodically review PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

10. TAX STATUS

         It is the Fund's policy to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

         In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income the Fund earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Fund as in the hands of such entities; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enables the Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. The Fund will provide appropriate information to its shareholders about its distributions, including the tax rate(s) applicable to its distributions from long-term capital gains, in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any transactions in foreign currency that are not directly related to the Fund's investments in stock or securities (or its options with respect to stock or securities) may need to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         If the Fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The Fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

         If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had no capital loss carryforwards.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions under the new rate structure enacted in the 1997 TRA. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the Fund at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

         Options written by the Fund on certain securities may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain if an option or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. The effect of these rules may be mitigated to the extent the Fund limits its option-writing to "qualified covered call options" on portfolio stock. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.

         For purposes of the 70% dividends-received deduction generally available to corporations under the Code, dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

         The Fund may be subject to withholding and other taxes imposed by foreign countries including taxes on interest, dividends and capital gains with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         If, as anticipated, the Fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

11. DESCRIPTION OF SHARES

         The Declaration permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, designated Class A, Class B and Class C shares. Each share of a class represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

         Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees.

         The shares of each series of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Fund vote together as a class on matters that affect all series of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as stated below.

12. CERTAIN LIABILITIES

         The Fund has previously been organized as a Delaware corporation, a Massachusetts corporation and a Massachusetts business trust and was reorganized as a Delaware business trust on May 1, 1996, pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Fund. As a Delaware business trust, the Fund's operations are governed by the Declaration. A copy of the Fund's Certificate of Trust, dated May 1, 1996, is on file with the office of the Secretary of State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a remote possibility that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could become subject to personal liability.


         To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees,

(ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

         The Declaration further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13. DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of the Fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The net asset value per share of the Fund is not determined on any day in which no purchase orders in good order for the shares of the Fund are received and no shares are tendered for redemption.

         The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of the class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.

         Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees. The maximum offering price per Class A share is the net asset value per Class A share, plus the maximum sales charge. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.

14. SYSTEMATIC WITHDRAWAL PLAN


         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under the

SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant, or will be sent by check to the applicant, or any person designated by the applicant. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C accounts are limited to 10% of the value of the account at the time the SWP is established. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus. Designation of another person to receive the payments subsequent to opening an account must be accompanied by a signature guarantee.

         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the Plan account. Redemptions are potentially taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

15. LETTER OF INTENT (CLASS A SHARES ONLY)


         A Letter of Intent ("LOI") may be established by completing the LOI section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

         If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

         If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Purchase Fund Shares Letter of Intent" in the Prospectus for more information.

16. INVESTMENT RESULTS

QUOTATIONS, COMPARISONS, AND GENERAL INFORMATION

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the total return of the Fund's classes may be compared to averages or rankings prepared by LIPPER ANALYTICAL SERVICES, INC., a widely recognized independent service which monitors mutual fund performance; STANDARD & POOR'S 500 STOCK INDEX (the "S&P 500"), an index of unmanaged groups of common stock; the DOW JONES INDUSTRIAL AVERAGE, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange; or the RUSSELL U.S. EQUITY INDEXES or the WILSHIRE TOTAL MARKET VALUE INDEX, which are recognized unmanaged indexes of broad-based common stocks.

         In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including BLOOMBERG FINANCIAL MARKETS, CDA/WEISENBERGER, DONAGHUE'S MUTUAL FUND ALMANAC, INVESTMENT COMPANY DATA, INC., JOHNSON'S CHARTS, KANON BLOCH CARRE AND CO., LIPPER ANALYTICAL SERVICES, INC., MICROPAL, INC., MORNINGSTAR, INC., SCHABACKER INVESTMENT MANAGEMENT and TOWERS DATA SYSTEMS, INC.

         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature, or in reports to shareholders of the Fund.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
QUOTATIONS AND OTHER PERFORMANCE QUOTATIONS


         One of the primary methods used to measure the performance of a class of the Fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

         The Fund's average annual total return quotations for each of its classes as that information may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

         Average annual total return quotations for each class of Fund shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                  P(1+T)n = ERV

Where:
                  P        =        a hypothetical initial payment of $1,000,
                                    less the maximum sales load of 5.75% for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value of the hypothetical
                                    $1,000 initial payment made at the
                                    beginning of the designated period (or
                                    fractional portion thereof)

         For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.

         The average annual total returns for Class A, Class B and Class C shares of the Fund as of December 31, 1997 are as follows:

                                Average Annual Total Return (%)

                  One Year    Five Years    Ten Years    Since Inception*

Class A Shares      30.51       17.58         15.13          13.20**
Class B Shares      33.19       N/A           N/A            29.17
Class C Shares      37.25       N/A           N/A            30.60

*Inception was February 13, 1928 for Class A Shares and July 1, 1996for both Class B and Class C shares. **Return calculated from March 1, 1928.

         The Fund may also present, from time to time, historical information depicting the value of a hypothetical account over the time period from the Fund's inception in 1928 until the present. The Fund also may depict summary results of assumed investments in the Fund for each of the ten-calendar-year periods in the Fund's history and for the ten-year periods which began at recognized market highs or ended at recognized market lows. An example of this historical information describing various performance characteristics of the Fund from 1928 until December 31, 1997 is contained in Appendix B.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

AUTOMATED INFORMATION LINE

         FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

         o        net asset value prices for all Pioneer mutual funds;

         o        annualized 30-day yields on Pioneer fixed income funds;


         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer Cash Reserves Fund; and

         o dividends and capital gains distributions for all Pioneer\ mutual funds.

         Yields are calculated in accordance with SEC mandated standard formulas.

         In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balances and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

         All performance numbers communicated through FactFoneSM represent past performance and include the applicable maximum sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.

17. FINANCIAL STATEMENTS

         The Fund's Annual Report, filed with the SEC on February 24, 1998 (Accession No. 0000078713-98-000004), is incorporated by reference into this Statement of Additional Information. The financial statements in the Fund's Annual Report, including the financial highlights, for the period ended December 31, 1997, included or incorporated by reference into the Prospectus and this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements, and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.

                                   APPENDIX A

           DESCRIPTION OF SHORT-TERM DEBT AND CORPORATE BOND RATINGS1

MOODY'S INVESTORS SERVICE, INC ("MOODY'S"). SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT AND DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries. High rates of return on funds employed.
         Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.



--------
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

MOODY'S CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

PLUS (+) OR MINUS (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                   APPENDIX B

                             PERFORMANCE STATISTICS



                                  PIONEER FUND
                                 CLASS A SHARES


                                             SALES
                INITIAL        OFFERING      CHARGE     SHARES PURCHASED  NET ASSET VALUE PER       INITIAL NET
   DATE        INVESTMENT        PRICE       INCLUDED                            SHARE              ASSET VALUE


  3/1/28        $10,000          $0.93        5.75%        10,752.688           $0.8800               $9,425



                                 VALUE OF SHARES
                    (Dividends and Capital Gains Reinvested)


                       FROM             FROM CAPITAL GAINS              FROM DIVIDENDS
     DATE           INVESTMENT               REINVESTED                   REINVESTED                TOTAL VALUE
     ----           ----------               ----------                   ----------                -----------

   12/31/87          $198,710                $7,950,979                   $5,159,386                $13,309,075
   12/31/88          $218,710                $9,400,587                   $6,129,240                $15,748,537
   12/31/89          $250,323               $11,625,179                   $7,556,505                $19,432,007
   12/31/90          $202,042               $10,571,299                   $6,614,591                $17,387,932
   12/31/91          $217,634               $13,443,868                   $7,682,795                $21,344,297
   12/31/92          $231,290               $15,309,350                   $8,705,734                $24,246,374
   12/31/93          $250,000               $17,494,468                   $9,950,971                $27,695,439
   12/31/94          $229,247               $17,627,582                   $9,679,350                $27,536,179
   12/31/95          $261,936               $22,910,584                   $11,700,046               $34,872,566
   12/31/96          $289,140               $27,984,424                   $13,468,985               $41,742,549
   12/31/97          $375,807               $39,392,734                   $18,032,712               $57,801,253




         Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original purchase.

                                  PIONEER FUND
                                 CLASS B SHARES


                                             SALES
                INITIAL        OFFERING      CHARGE     SHARES PURCHASED  NET ASSET VALUE PER       INITIAL NET
   DATE        INVESTMENT        PRICE       INCLUDED                            SHARE              ASSET VALUE

  7/1/96        $10,000         $26.40          0%           378.788            $26.4000              $10,000


                                 VALUE OF SHARES
                    (Dividends and Capital Gains Reinvested)



                                                                                                     TOTAL VALUE
                     FROM          FROM CAPITAL GAINS          FROM DIVIDENDS       CDSC IF REDEEMED  IF REDEEMED
                     ----          -------------------         --------------       ----------------  -----------
    DATE          INVESTMENT            REINVESTED               REINVESTED                                            CDSC
    ----          ----------            ----------               ----------                                            ----

  12/31/96         $10,235                 $707                      $49                  $400          $10,591        4.00%
  12/31/97         $13,261                $1704                     $114                  $400          $14,697        4.00%



         Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original purchase.

                                  PIONEER FUND
                                 CLASS C SHARES

                                             SALES
                INITIAL        OFFERING      CHARGE     SHARES PURCHASED  NET ASSET VALUE PER       INITIAL NET
   DATE        INVESTMENT        PRICE       INCLUDED                            SHARE              ASSET VALUE

  7/1/96        $10,000         $26.40          0%           378.788            $26.4000              $10,000

                                 VALUE OF SHARES
                    (Dividends and Capital Gains Reinvested)


                                                                                                      TOTAL VALUE

                      FROM          FROM CAPITAL GAINS          FROM DIVIDENDS          CSDC IF       IF REDEEMED
                      ----          -------------------         --------------          --------      -----------
     DATE         INVESTMENT             REINVESTED               REINVESTED            REDEEMED                       CDSC
     ----         -----------            ----------               ----------            --------                       ----

   12/31/96         $10,129                 $706                      $39                 $100          $10,774       1.00%
   12/31/97         $13,129                $1,702                     $94                  $0           $14,925       0.00%



         Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original purchase.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the Fund, do not reflect past performance and do not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange
(NYSE).

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA GROWTH AND VALUE INDEXES are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The GROWTH INDEX contains stocks with higher price-to-book ratios, and the VALUE INDEX contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX
The MERRILL LYNCH MICRO-CAP INDEX represents the performance of 2,036 stocks ranging in market capitalization from $50 million to $220 million. Index returns are calculated monthly.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")
MSCI's international indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE INDEX are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI EMERGING MARKETS FREE INDEX are: Argentina, Brazil, Chile, China Free, Czech Republic, Colombia, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

6-MONTH CDS
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS
For the U.S. TREASURY BILL INDEX, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT")EQUITY REIT
INDEX
All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES
The RUSSELL 3000(R) INDEX (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The RUSSELL 2500TM INDEX measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The RUSSELL 2000(R) INDEX measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The RUSSELL 1000(R) INDEX (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The RUSSELL MIDCAPTM Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of July 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The WILSHIRE REAL ESTATE SECURITIES INDEX is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.66% equity and hybrid REITs and 8.33% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX
The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX
This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources: Ibbotson Associates, Towers Data Systems, Lipper Analytical Services, Inc., Merrill Lynch and PGI



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               DOW                                        S&P/          S&P/
                 S&P          JONES        U.S. SMALL                    BARRA          BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.          500            500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION      GROWTH         VALUE            INDEX

----------------------------------------------------------------------------------------------------------------------


Dec 1925         N/A           N/A             N/A           N/A          N/A            N/A              N/A
Dec 1926        11.62          N/A            0.28          -1.49         N/A            N/A              N/A
Dec 1927        37.49          N/A            22.10         -2.08         N/A            N/A              N/A
Dec 1928        43.61          55.38          39.69         -0.97         N/A            N/A              N/A
Dec 1929        -8.42         -13.64         -51.36          0.20         N/A            N/A              N/A
Dec 1930       -24.90         -30.22         -38.15         -6.03         N/A            N/A              N/A
Dec 1931       -43.34         -49.02         -49.75         -9.52         N/A            N/A              N/A
Dec 1932        -8.19         -16.88          -5.39        -10.30         N/A            N/A              N/A
Dec 1933        53.99          73.72         142.87          0.51         N/A            N/A              N/A
Dec 1934        -1.44          8.08           24.22          2.03         N/A            N/A              N/A
Dec 1935        47.67         43.77           40.19          2.99         N/A            N/A              N/A
Dec 1936        33.92         30.23           64.80          1.21         N/A            N/A              N/A
Dec 1937       -35.03        -28.88          -58.01          3.10         N/A            N/A              N/A
Dec 1938        31.12         33.16           32.80         -2.78         N/A            N/A              N/A
Dec 1939        -0.41          1.31            0.35         -0.48         N/A            N/A              N/A
Dec 1940        -9.78         -7.96           -5.16          0.96         N/A            N/A              N/A
Dec 1941       -11.59         -9.88           -9.00          9.72         N/A            N/A              N/A
Dec 1942        20.34         14.13           44.51          9.29         N/A            N/A              N/A
Dec 1943        25.90         19.06           88.37          3.16         N/A            N/A              N/A
Dec 1944        19.75         17.19           53.72          2.11         N/A            N/A              N/A
Dec 1945        36.44         31.60           73.61          2.25         N/A            N/A              N/A
Dec 1946        -8.07         -4.40          -11.63         18.16         N/A            N/A              N/A
Dec 1947         5.71          7.61            0.92          9.01         N/A            N/A              N/A
Dec 1948         5.50          4.27           -2.11          2.71         N/A            N/A              N/A
Dec 1949        18.79         20.92           19.75         -1.80         N/A            N/A              N/A
Dec 1950        31.71         26.40           38.75          5.79         N/A            N/A              N/A
Dec 1951        24.02         21.77            7.80          5.87         N/A            N/A              N/A
Dec 1952        18.37         14.58            3.03          0.88         N/A            N/A              N/A
Dec 1953        -0.99          2.02           -6.49          0.62         N/A            N/A              N/A
Dec 1954        52.62         51.25           60.58         -0.50         N/A            N/A              N/A
Dec 1955        31.56         26.58           20.44          0.37         N/A            N/A              N/A
Dec 1956         6.56          7.10            4.28          2.86         N/A            N/A              N/A
Dec 1957       -10.78         -8.63          -14.57          3.02         N/A            N/A              N/A
Dec 1958        43.36         39.31           64.89          1.76         N/A            N/A              N/A
Dec 1959        11.96         20.21           16.40          1.50         N/A            N/A              N/A
Dec 1960         0.47         -6.14           -3.29          1.48         N/A            N/A              N/A
Dec 1961        26.89         22.60           32.09          0.67         N/A            N/A              N/A
Dec 1962        -8.73         -7.43          -11.90          1.22         N/A            N/A              N/A
Dec 1963        22.80         20.83           23.57          1.65         N/A            N/A              N/A




                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               DOW                                        S&P/          S&P/
                 S&P          JONES        U.S. SMALL                  BARRA 500        BARRA        MERRILL LYNCH
                 500        INDUSTRIAL        STOCK         U.S.         GROWTH          500           MICRO-CAP
                             AVERAGE          INDEX       INFLATION                     VALUE            INDEX

----------------------------------------------------------------------------------------------------------------------


Dec 1964        16.48         18.85           23.52         1.19          N/A            N/A              N/A
Dec 1965        12.45         14.39           41.75         1.92          N/A            N/A              N/A
Dec 1966       -10.06        -15.78           -7.01         3.35          N/A            N/A              N/A
Dec 1967        23.98         19.16           83.57         3.04          N/A            N/A              N/A
Dec 1968        11.06          7.93           35.97         4.72          N/A            N/A              N/A
Dec 1969        -8.50        -11.78          -25.05         6.11          N/A            N/A              N/A
Dec 1970         4.01          9.21          -17.43         5.49          N/A            N/A              N/A
Dec 1971        14.31          9.83           16.50         3.36          N/A            N/A              N/A
Dec 1972        18.98         18.48            4.43         3.41          N/A            N/A              N/A
Dec 1973       -14.66        -13.28          -30.90         8.80          N/A            N/A              N/A
Dec 1974       -26.47        -23.58          -19.95        12.20          N/A            N/A              N/A
Dec 1975        37.20         44.75           52.82         7.01         31.72          43.38             N/A
Dec 1976        23.84         22.82           57.38         4.81         13.84          34.93             N/A
Dec 1977        -7.18        -12.84           25.38         6.77        -11.82          -2.57             N/A
Dec 1978         6.56          2.79           23.46         9.03          6.78           6.16            27.76
Dec 1979        18.44         10.55           43.46        13.31         15.72          21.16            43.18
Dec 1980        32.42         22.17           39.88        12.40         39.40          23.59            32.32
Dec 1981        -4.91         -3.57           13.88         8.94         -9.81           0.02             9.18
Dec 1982        21.41         27.11           28.01         3.87         22.03          21.04            33.62
Dec 1983        22.51         25.97           39.67         3.80         16.24          28.89            42.44
Dec 1984         6.27          1.31           -6.67         3.95          2.33          10.52           -14.97
Dec 1985        32.16         33.55           24.66         3.77         33.31          29.68            22.89
Dec 1986        18.47         27.10            6.85         1.13         14.50          21.67             3.45
Dec 1987         5.23          5.48           -9.30         4.41          6.50           3.68           -13.84
Dec 1988        16.81         16.14           22.87         4.42         11.95          21.67            22.76
Dec 1989        31.49         32.19           10.18         4.65         36.40          26.13             8.06
Dec 1990        -3.17         -0.56          -21.56         6.11          0.20          -6.85           -29.55
Dec 1991        30.55         24.19           44.63         3.06         38.37          22.56            57.44
Dec 1992         7.67          7.41           23.35         2.90          5.07          10.53            36.62
Dec 1993         9.99         16.94           20.98         2.75          1.68          18.60            31.32
Dec 1994         1.31          5.06            3.11         2.67          3.13          -0.64             1.81
Dec 1995        37.43         36.84           34.46         2.54         38.13          36.99            30.70
Dec 1996        23.07         28.84           17.62         3.32         23.96          21.99            13.88
Dec 1997        33.36         24.88           22.78         1.92         36.52          29.98            24.61




                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)

------------------------------------------------------------------------------------------------------


Dec 1925           N/A             N/A            N/A         N/A           N/A             N/A
Dec 1926          7.77            5.38            N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52            N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92            N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01            N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72            N/A         N/A           7.98            2.41
Dec 1931         -5.31           -2.32            N/A         N/A          -1.85            1.07
Dec 1932         16.84            8.81            N/A         N/A          10.82            0.96
Dec 1933         -0.07            1.83            N/A         N/A          10.38            0.30
Dec 1934         10.03            9.00            N/A         N/A          13.84            0.16
Dec 1935          4.98            7.01            N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06            N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56            N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23            N/A         N/A           6.13           -0.02
Dec 1939          5.94            4.52            N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96            N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50            N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94            N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81            N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80            N/A         N/A           4.73            0.33
Dec 1945         10.73            2.22            N/A         N/A           4.08            0.33
Dec 1946         -0.10            1.00            N/A         N/A           1.72            0.35
Dec 1947         -2.62            0.91            N/A         N/A          -2.34            0.50
Dec 1948          3.40            1.85            N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32            N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70            N/A         N/A           2.12            1.20
Dec 1951         -3.93            0.36            N/A         N/A          -2.69            1.49
Dec 1952          1.16            1.63            N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23            N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68            N/A         N/A           5.39            0.86
Dec 1955         -1.29           -0.65            N/A         N/A           0.48            1.57
Dec 1956         -5.59           -0.42            N/A         N/A          -6.81            2.46
Dec 1957          7.46            7.84            N/A         N/A           8.71            3.14
Dec 1958         -6.09           -1.29            N/A         N/A          -2.22            1.54
Dec 1959         -2.26           -0.39            N/A         N/A          -0.97            2.95
Dec 1960         13.78           11.76            N/A         N/A           9.07            2.66



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                  LONG-       INTERMEDIATE-      MSCI                      LONG-
                  TERM          TERM U.S.        EAFE         6-         TERM U.S.          U.S.
               U.S. GOV'T      GOVERNMENT       (Net of      MONTH       CORPORATE         T-BILL
                  BONDS           BONDS         Taxes)        CDS          BONDS          (30-Day)

------------------------------------------------------------------------------------------------------


Dec 1961          0.97            1.85            N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56            N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64            N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04            N/A        4.17           4.77            3.54
Dec 1965          0.71            1.02            N/A        4.68          -0.46            3.93
Dec 1966          3.65            4.69            N/A        5.76           0.20            4.76
Dec 1967         -9.18            1.01            N/A        5.47          -4.95            4.21
Dec 1968         -0.26            4.54            N/A        6.45           2.57            5.21
Dec 1969         -5.07           -0.74            N/A        8.70          -8.09            6.58
Dec 1970         12.11           16.86          -11.66       7.06          18.37            6.52
Dec 1971         13.23            8.72           29.59       5.36          11.01            4.39
Dec 1972          5.69            5.16           36.35       5.39           7.26            3.84
Dec 1973         -1.11            4.61          -14.92       8.60           1.14            6.93
Dec 1974          4.35            5.69          -23.16      10.20          -3.06            8.00
Dec 1975          9.20            7.83           35.39       6.51          14.64            5.80
Dec 1976         16.75           12.87            2.54       5.22          18.65            5.08
Dec 1977         -0.69            1.41           18.06       6.11           1.71            5.12
Dec 1978         -1.18            3.49           32.62      10.21          -0.07            7.18
Dec 1979         -1.23            4.09            4.75      11.90          -4.18           10.38
Dec 1980         -3.95            3.91           22.58      12.33          -2.76           11.24
Dec 1981          1.86            9.45           -2.28      15.50          -1.24           14.71
Dec 1982         40.36           29.10           -1.86      12.18          42.56           10.54
Dec 1983          0.65            7.41           23.69       9.65           6.26            8.80
Dec 1984         15.48           14.02            7.38      10.65          16.86            9.85
Dec 1985         30.97           20.33           56.16       7.82          30.09            7.72
Dec 1986         24.53           15.14           69.44       6.30          19.85            6.16
Dec 1987         -2.71            2.90           24.63       6.59          -0.27            5.47
Dec 1988          9.67            6.10           28.27       8.15          10.70            6.35
Dec 1989         18.11           13.29           10.54       8.27          16.23            8.37
Dec 1990          6.18            9.73          -23.45       7.85           6.78            7.81
Dec 1991         19.30           15.46           12.13       4.95          19.89            5.60
Dec 1992          8.05            7.19          -12.17       3.27           9.39            3.51
Dec 1993         18.24           11.24           32.56       2.88          13.19            2.90
Dec 1994         -7.77           -5.14            7.78       5.40          -5.76            3.90
Dec 1995         31.67           16.80           11.21       5.21          27.20            5.60
Dec 1996         -0.93            2.10            6.05       5.21           1.40            5.21
Dec 1997         15.85            8.38            1.78       5.71          12.95            5.26




                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK
                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT

-----------------------------------------------------------------------------------------------------------------------


Dec 1925          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1926          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1927          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1928          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1929          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1930          N/A           N/A           N/A            N/A            N/A            N/A              5.30
Dec 1931          N/A           N/A           N/A            N/A            N/A            N/A              5.10
Dec 1932          N/A           N/A           N/A            N/A            N/A            N/A              4.10
Dec 1933          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1934          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1935          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1936          N/A           N/A           N/A            N/A            N/A            N/A              3.20
Dec 1937          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1938          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1939          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1940          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1941          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1942          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1943          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1944          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1945          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1946          N/A           N/A           N/A            N/A            N/A            N/A              2.20
Dec 1947          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1948          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1949          N/A           N/A           N/A            N/A            N/A            N/A              2.40
Dec 1950          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1951          N/A           N/A           N/A            N/A            N/A            N/A              2.60
Dec 1952          N/A           N/A           N/A            N/A            N/A            N/A              2.70
Dec 1953          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1954          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1955          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1956          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1957          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1958          N/A           N/A           N/A            N/A            N/A            N/A              3.38
Dec 1959          N/A           N/A           N/A            N/A            N/A            N/A              3.53
Dec 1960          N/A           N/A           N/A            N/A            5.77           N/A              3.86
Dec 1961          N/A           N/A           N/A            N/A           20.59           N/A              3.90




                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 NAREIT                                                   LIPPER           MSCI
                 EQUITY       RUSSELL       WILSHIRE                     BALANCED        EMERGING           BANK
                  REIT         2000       REAL ESTATE        S&P           FUND          MARKETS          SAVINGS
                 INDEX         INDEX       SECURITIES        400           INDEX        FREE INDEX        ACCOUNT

-----------------------------------------------------------------------------------------------------------------------


Dec 1962          N/A           N/A           N/A            N/A           -6.80           N/A              4.08
Dec 1963          N/A           N/A           N/A            N/A           13.10           N/A              4.17
Dec 1964          N/A           N/A           N/A            N/A           12.36           N/A              4.19
Dec 1965          N/A           N/A           N/A            N/A            9.80           N/A              4.23
Dec 1966          N/A           N/A           N/A            N/A           -5.86           N/A              4.45
Dec 1967          N/A           N/A           N/A            N/A           15.09           N/A              4.67
Dec 1968          N/A           N/A           N/A            N/A           13.97           N/A              4.68
Dec 1969          N/A           N/A           N/A            N/A           -9.01           N/A              4.80
Dec 1970          N/A           N/A           N/A            N/A            5.62           N/A              5.14
Dec 1971          N/A           N/A           N/A            N/A           13.90           N/A              5.30
Dec 1972          8.01          N/A           N/A            N/A           11.13           N/A              5.37
Dec 1973        -15.52          N/A           N/A            N/A          -12.24           N/A              5.51
Dec 1974        -21.40          N/A           N/A            N/A          -18.71           N/A              5.96
Dec 1975         19.30          N/A           N/A            N/A           27.10           N/A              6.21
Dec 1976         47.59          N/A           N/A            N/A           26.03           N/A              6.23
Dec 1977         22.42          N/A           N/A            N/A           -0.72           N/A              6.39
Dec 1978         10.34          N/A          13.04           N/A            4.80           N/A              6.56
Dec 1979         35.86         43.09         70.81           N/A           14.67           N/A              7.29
Dec 1980         24.37         38.58         22.08           N/A           19.70           N/A              8.78
Dec 1981          6.00          2.03          7.18           N/A            1.86           N/A             10.71
Dec 1982         21.60         24.95         24.47          22.68          30.63           N/A             11.19
Dec 1983         30.64         29.13         27.61          26.10          17.44           N/A              9.71
Dec 1984         20.93         -7.30         20.64           1.18           7.46           N/A              9.92
Dec 1985         19.10         31.05         22.20          35.58          29.83           N/A              9.02
Dec 1986         19.16          5.68         20.30          16.21          18.43           N/A              7.84
Dec 1987         -3.64         -8.77         -7.86          -2.03           4.13           N/A              6.92
Dec 1988         13.49         24.89         24.18          20.87          11.18          40.43             7.20
Dec 1989          8.84         16.24          2.37          35.54          19.70          64.96             7.91
Dec 1990        -15.35        -19.51        -33.46          -5.12           0.66         -10.55             7.80
Dec 1991         35.70         46.05         20.03          50.10          25.83          59.91             4.61
Dec 1992         14.59         18.41          7.36          11.91           7.46          11.40             2.89
Dec 1993         19.65         18.91         15.24          13.96          11.95          74.83             2.73
Dec 1994          3.17         -1.82          1.64          -3.57          -2.05          -7.32             4.96
Dec 1995         15.27         28.44         13.65          30.94          24.89          -5.21             5.24
Dec 1996         35.26         16.53         36.87          19.20          13.01           6.03             4.95
Dec 1997         20.29         22.36         19.80          32.26          20.05          -11.59            5.17


                                   APPENDIX C

                            OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

As of December 31, 1997, PMC employed a professional investment staff of 58, with a combined average of 12 years' experience in the financial services industry.

Total assets of all Pioneer mutual funds at December 31, 1997, were approximately $19.8 billion representing 1,177,148 shareholder accounts, 791,468 non-retirement accounts and 385,680 retirement accounts.


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